Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2026, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of August 7, 2026.

/s/ Charles H. Cannon, Jr.

_______________________________

Charles H. Cannon, Jr.

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2026, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of August 7, 2026.

/s/ Thomas E. Chorman

_______________________________

Thomas E. Chorman

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2026, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of August 7, 2026.

/s/ Robin J Davenport

_______________________________

Robin J. Davenport

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2026, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of August 7, 2026.

/s/ Jeffrey S. Edwards

_______________________________

Jeffrey S. Edwards

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2026, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of August 7, 2026.

/s/ B. Joanne Edwards

_______________________________

B. Joanne Edwards

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2026, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of August 7, 2026.

/s/ Michael A. Hickey

_______________________________

Michael A. Hickey

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of Standex International Corporation (“Standex”), hereby constitutes David A. Dunbar and Alan J. Glass, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 2026, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

Witness my signature as of August 7, 2026.

/s/ Andy L. Nemeth

_______________________________

Andy L. Nemeth